EX-28(j)(3)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions “Financial Highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statements of Additional Information, each dated April 29, 2022, and each included in this Post-Effective Amendment No. 226 to the Registration Statement (Form N-1A, File No. 033-70742) of Lincoln Variable Insurance Products Trust (the “Trust”) (the “Registration Statement”).

We also consent to the incorporation by reference of our reports dated February 28, 2022, with respect to the financial statements and financial highlights of LVIP BlackRock Advantage Allocation Fund, LVIP Delaware Social Awareness Fund, LVIP Government Money Market Fund, LVIP JPMorgan Retirement Income Fund, LVIP Dimensional U.S. Core Equity 1 Fund, LVIP Delaware Bond Fund, LVIP Delaware Mid Cap Value Fund, LVIP BlackRock Dividend Value Managed Volatility Fund, LVIP T. Rowe Price Structured Mid-Cap Growth Fund, LVIP Blended Large Cap Growth Managed Volatility Fund, LVIP Delaware Wealth Builder Fund, LVIP Mondrian International Value Fund, LVIP Global Moderate Allocation Managed Risk Fund, LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Growth Allocation Managed Risk Fund, LVIP SSGA Global Tactical Allocation Managed Volatility Fund, LVIP Wellington Capital Growth Fund, LVIP MFS International Growth Fund, LVIP Blended Mid Cap Managed Volatility Fund, LVIP Wellington SMID Cap Value Fund, LVIP SSGA S&P 500 Index Fund, LVIP SSGA Small-Cap Index Fund, LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund, LVIP T. Rowe Price Growth Stock Fund, LVIP MFS Value Fund, LVIP Franklin Templeton Global Equity Managed Volatility Fund, LVIP T. Rowe Price 2010 Fund, LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP Baron Growth Opportunities Fund, LVIP SSGA International Index Fund, LVIP SSGA Bond Index Fund, LVIP SSGA Large Cap 100 Fund, LVIP SSGA Small-Mid Cap 200 Fund, LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP BlackRock Global Real Estate Fund, LVIP Global Income Fund, LVIP BlackRock Inflation Protected Bond Fund, LVIP Delaware Diversified Floating Rate Fund, LVIP JPMorgan High Yield Fund, LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund, LVIP American International Fund, LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, LVIP American Income Allocation Fund, LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderately Aggressive Structured Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund, LVIP T. Rowe Price 2050 Fund, LVIP Vanguard Domestic Equity ETF Fund, LVIP Vanguard International Equity ETF Fund, LVIP Dimensional U.S. Equity Managed Volatility Fund, LVIP Dimensional International Equity Managed Volatility Fund, LVIP Vanguard Bond Allocation Fund, LVIP American Global Balanced Allocation Managed Risk Fund, LVIP American Global Growth Allocation Managed Risk Fund, LVIP American Preservation Fund, LVIP SSGA Large Cap Managed Volatility Fund, LVIP SSGA SMID Cap Managed Volatility Fund, LVIP MFS International Equity Managed Volatility Fund, LVIP Fidelity Institutional AM Select Core Equity Managed Volatility Fund, LVIP BlackRock Global Allocation Managed Risk Fund, LVIP American Century Select Mid Cap Managed Volatility Fund, LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund,

LVIP Invesco Select Equity Income Managed Volatility Fund, LVIP SSGA International Managed Volatility Fund, LVIP Multi-Manager Global Equity Managed Volatility Fund, LVIP Franklin Templeton Multi-Asset Opportunities Fund, LVIP PIMCO Low Duration Bond Fund, LVIP SSGA Mid-Cap Index Fund, LVIP Dimensional International Core Equity Fund, LVIP Dimensional U.S. Core Equity 2 Fund, LVIP U.S. Growth Allocation Managed Risk Fund, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, LVIP Western Asset Core Bond Fund, Lincoln iShares Fixed Income Allocation Fund, Lincoln iShares U.S. Moderate Allocation Fund, Lincoln iShares Global Growth Allocation Fund, LVIP Loomis Sayles Global Growth Fund, LVIP SSGA Short-Term Bond Index Fund, LVIP SSGA Emerging Markets Equity Index Fund, LVIP Global Aggressive Growth Allocation Managed Risk Fund, LVIP U.S. Aggressive Growth Allocation Managed Risk Fund, LVIP BlackRock Global Allocation Fund, LVIP T. Rowe Price 2060 Fund, LVIP SSGA Nasdaq-100 Index Fund, Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer Fund Sep, Lincoln Nasdaq-100 Buffer Fund Dec, Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund Aug, and Lincoln S&P 500 Ultra Buffer Fund Nov (one-hundred and four of the series constituting the Lincoln Variable Insurance Products Trust) (the “Funds”) included in the Funds’ Annual Report to Shareholders (Form N-CSR) for the year ended December 31, 2021, into this Registration Statement, filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 29, 2022